Evergreen Precious Metals Fund

Class A EKWAX, Class B EKWBX*, Class C EKWCX, Class I EKWYX

*Class B shares of Evergreen funds are available for purchase only under certain circumstances. Please see the section entitled "Share Class Information" in the Fund's prospectus for more information.

Summary Prospectus

March 1, 2010

Link to Statutory Prospectus	Link to Statement of Additional Information	Link to Annual Report

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.evergreeninvestments.com/prospectus. You can also get this information at no cost by calling 1.800.343.2898 or by sending an e-mail request to info@evergreeninvestments.com. The Fund's prospectus, dated March 1, 2010, as supplemented March 1, 2010, and statement of additional information, dated March 1, 2010, and the independent registered public accounting firm's report and financial statements in the Fund's annual report dated October 31, 2009, are incorporated by reference into this document. The Fund is proposed to merge with a Wells Fargo Advantage Fund. For additional information about the proposed reorganization impacting your Fund, please see the Fund's prospectus, as supplemented March 1, 2010.

INVESTMENT GOAL

The Fund seeks long-term capital growth and protection of purchasing power of capital. Obtaining current income is a secondary objective.

FEES AND EXPENSES

This section describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Evergreen funds. More information about these and other discounts is available from your financial professional and in the "Sales Charge Reduction" section on page 24 of the Fund's prospectus and in the "Purchase and Redemption of Shares" section on page 46 of the Fund's statement of additional information ("SAI").

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%[1]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None[1]	5.00%	1.00%	None
1.	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Class A	Class B	Class C	Class I
Management Fees	0.46%	0.46%	0.46%	0.46%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%
Other Expenses[1]	0.38%	0.38%	0.38%	0.38%
Total Annual Fund Operating Expenses[1]	1.09%	1.84%	1.84%	0.84%
1.

The Total Annual Fund Operating Expenses shown, which include Acquired Fund fees and expenses, may be higher than the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund fees and expenses.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 Year	$680	$687	$287	$86	$187	$187
3 Years	$902	$879	$579	$268	$579	$579
5 Years	$1,141	$1,196	$996	$466	$996	$996
10 Years	$1,827	$1,962	$2,159	$1,037	$1,962	$2,159

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 14% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Fund is a non-diversified mutual fund that normally invests at least 80% of its assets in investments related to precious metals. These investments are primarily equity securities of companies that are engaged in, or which receive at least 50% of their revenues from, the exploration, development, mining, processing, or dealing in gold or other precious metals and minerals. The Fund may invest in companies of all market capitalizations. These investments may also include investments of up to 25% of the Fund's assets, at the time of purchase, in debt securities linked to precious metals and common or preferred stocks of subsidiaries of the Fund that invest directly or indirectly in precious metals and minerals.

Principal Risk Summaries. In addition to risks related to general economic conditions that may negatively affect the value of your investment in the Fund, such as market cycles, inflation, and investor sentiment, your investment is subject to the following risks. Please remember that an investment in a mutual fund is: not guaranteed to achieve its investment goal; subject to investment risks, including possible loss of money; not a deposit with a bank; and not insured or guaranteed by the FDIC or any government agency.

  Concentration Risk. A Fund that concentrates its investments in a particular sector or industry is more vulnerable to adverse conditions affecting the sector or industry in which it concentrates and the value of the Fund's shares may be more volatile than a Fund that does not concentrate its investments.

  Credit Risk. The issuer of a debt security or counterparty on certain investments may be unable or unwilling to pay interest and principal when due or meet its obligations to the Fund. The value of an investment may decline if its issuer or the Fund's counterparty defaults or if its credit quality deteriorates.

  Emerging Markets Risk. Emerging market countries may rely disproportionately on international trade involving a limited number of products or materials and could be adversely affected by the economic conditions in the countries with which they trade. The risks of investing in emerging markets also include greater political and economic uncertainties than in developed foreign markets, the risk of nationalization, diplomatic developments (including war), social instability, currency transfer restrictions, and a more limited number of potential buyers for investments.

  Foreign Investment Risk. Foreign securities may be more volatile and less liquid than domestic securities, and the value of the Fund's investments in foreign securities may be adversely affected by currency exchange rates. Foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those in the United States.

  Growth Style Investment Risk. Different types of securities - such as growth style or value style securities - tend to perform differently than the market as a whole and may shift into and out of favor with investors depending on changes in market and economic conditions. Growth stocks in particular tend to be sensitive to changes in earnings and more volatile than other types of stocks, particularly over the short term, and may be more expensive relative to their earnings or assets than other stocks.

  Interest Rate Risk. When interest rates go up, the value of debt securities tends to fall. When interest rates go down, interest earned on debt securities may decline. The longer the terms of the debt securities held by the Fund, the more the Fund is subject to interest rate risk.

  Market Capitalization Risk. Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors and may underperform stocks in the other categories.

  Non-Diversification Risk. A Fund that is non-diversified may invest a greater percentage of its assets in a single issuer or a limited number of issuers than may be invested by a Fund that is diversified and may be especially vulnerable to adverse conditions affecting an issuer in which it invests. The value of the Fund's shares may be more volatile than those of a Fund that is diversified.

  Precious Metals Investment Risk. The prices of gold and other precious metals can fluctuate due to monetary and political developments and the Fund may be adversely impacted by the risks associated with delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations of precious metals or minerals as well as by custody and transaction costs.

  Small- and Medium-sized Companies Risk. Investments in small- and medium-sized companies may be significantly more volatile, more vulnerable to adverse developments, less liquid, and more difficult to establish or close out at prevailing market prices than investments in larger companies. Small- and medium-sized companies may also be dependent on a small management group and may have little or no operating history or track record of success.

  Stock Market Risk. The value of your investment is affected by general economic conditions such as prevailing economic growth, inflation and interest rates.

  Value Style Investment Risk. Different types of securities - such as growth style or value style securities - tend to perform differently than the market as a whole and may shift into and out of favor with investors depending on changes in market and economic conditions. With respect to value stocks, if a Fund's portfolio manager incorrectly believes that a company is undervalued in the market, or if the market does not come to recognize the value of such company, the price of the stock may fall or may not rise to the level anticipated. In addition, value stocks may lose value more quickly than other stocks in periods of anticipated economic downturn.

Performance. The following bar chart and table illustrate how the Fund's returns have varied from year to year and compare the Fund's returns with those of one or more broad-based securities indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information is available at EvergreenInvestments.com. The bar chart does not reflect applicable sales charges, if any; if it did, returns would be lower than those shown.

Year-by-Year Total Return for Class B Shares (%)

Highest Quarter: 1st Quarter 2002	+37.11%
Lowest Quarter: 3rd Quarter 2008	-29.08%

Average Annual Total Returns for the periods ended 12/31/2009[1]
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	1/20/1998	38.27%	19.81%	21.98%
Class B (before taxes)	1/30/1978	40.61%	20.18%	22.00%
Class B (after taxes on distributions)	1/30/1978	40.61%	19.55%	21.52%
Class B (after taxes on distributions and the sale of Fund Shares)	1/30/1978	26.40%	17.77%	20.09%
Class C (before taxes)	1/29/1998	44.60%	20.37%	21.80%
Class I (before taxes)	2/29/2000	47.09%	21.58%	23.03%
FTSE Gold Mines Index (reflects no deduction for fees, expenses, or taxes)		30.50%	13.41%	13.99%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		26.46%	0.42%	-0.95%
1.

Historical performance shown for Class I prior to its inception is based on the performance of Class B, the original class offered. The historical returns for Class I reflect the 1.00% 12b-1 fee applicable to Class B. Class I does not pay a 12b-1 fee. If this fee had not been reflected, returns for Class I would have been higher. The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C.

2.

After-tax returns are shown for only one class and after-tax returns for other classes will vary. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts.

FUND MANAGEMENT

Investment Advisor	Sub-advisor	Portfolio Manager(s), Title/Year Joined Fund
Evergreen Investment Management Company, LLC	N/A	Michael Bradshaw, CFA, Director and Portfolio Manager/2006

PURCHASE AND SALE OF FUND SHARES

Account Minimums (some restrictions and exceptions apply)
	Minimum Initial Purchase of Classes A, B and C shares	Minimum Initial Purchase of Class I shares	Minimum Additional Purchases
Regular Accounts	$1,000	$1,000,000	None
IRAs	$1,000	N/A	None
Systematic Investment Plan	$500	N/A	$50 (for Classes A and C)

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange ("NYSE") is open for regular trading by mail (Evergreen Investments, P.O. Box 8400, Boston, MA 02266-8400), by telephone at 1.800.343.2898, or through an investment professional.

TAX INFORMATION

The Fund will normally distribute its net investment income and net realized capital gains to shareholders. These distributions will be taxed as either ordinary income or as capital gains unless the shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

585887 (3/10)

Link to Statutory Prospectus	Link to Statement of Additional Information	Link to Annual Report